Supplement dated September 2, 2025
to the Summary Prospectus, as supplemented, of the following fund:
Fund	Summary Prospectus Dated
Columbia ETF Trust I
Columbia International Equity Income ETF	2/28/2025
As it was stated in the supplement dated July 2, 2025, the Board of Trustees of Columbia International Equity Income ETF (the Fund) approved changes to the Fund's Principal Investment Strategies and the Fund’s performance benchmark, effective on or about September 2, 2025 (the Effective Date). In addition to the changes described in the July 2, 2025 supplement, the following changes are hereby made to the Fund's Summary Prospectus.
To show the new primary benchmark (Solactive GFS Developed Markets ex NA Large & Mid Cap Value Style Index) performance information the Average Annual Total Returns table in under the header Performance Information is deleted in its entirety and replaced with the following:
 Average Annual Total Returns (for periods ended December 31, 2024)

	Inception Date	1 Year	5 Years	Life of Fund
At NAV	06/13/2016
returns before taxes		5.79%	5.70%	6.57%
returns after taxes on distributions		5.13%	5.05%	5.59%
returns after taxes on distributions and sale of Fund shares		4.07%	4.51%	5.12%
Solactive GFS Developed Markets ex NA Large & Mid Cap Value Style USD Index (TR) (reflects no deductions for fees, expenses or taxes)		12.64%	9.20%	6.70%
MSCI EAFE Value Index (Net) (reflects reinvested dividends net of withholding taxes but reflects no deductions for fees, expenses or other taxes)		5.68%	5.09%	6.26%
Beta Advantage® International ESG Equity Income Index (Net) (reflects reinvested dividends net of withholding taxes but reflects no deductions for fees, expenses or other taxes)		6.53%	N/A	21.66%*
Combined Former Indices** (reflects reinvested dividends net of withholding taxes but reflects no deductions for fees, expenses or other taxes)		6.53%	6.37%	7.44%
MSCI EAFE Index (Net) (reflects reinvested dividends net of withholding taxes but reflects no deductions for fees, expenses or other taxes)		3.82%	4.73%	6.52%

*
The Life of Fund Index performance is for the period from October 14, 2022 through December 31, 2024.
**
The Combined Former Indices 5 Years and Life of Fund performance represents the Fund’s Former Index (Beta Advantage® Sustainable International Equity Income 100 Index (Net)) performance for the period from June 13, 2016 to October 14, 2022 and the Fund’s other former Index (Beta Advantage® International ESG Equity Income Index (Net)) performance for the period from October 14, 2022 through December 31, 2024. The Combined Former Indices 1 Year performance represents the performance of the Beta Advantage® International ESG Equity Income Index (Net).
Shareholders should retain this Supplement for future reference.
SUP271_10_011_(09/25)